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                       Amendment No. 1 to Promissory Note

         This Amendment No. 1 (this "Amendment") by and between Candice Carpenter and iVillage Inc., a Delaware corporation ("iVillage"), to the Promissory Note of Candice Carpenter, dated as of June 5, 1998 (the "Note") is made as of this 1st day of April, 2001 and shall be effective as of October 5, 2000. Except as otherwise provided herein, the terms used in this Amendment shall have the same meanings ascribed to them in the Note.

         WHEREAS, pursuant to that certain agreement between Candice Carpenter and iVillage dated October 5, 2000, as amended as of April 1, 2001 (the "Agreement"), the parties desire to amend certain provisions of the Note to extend the maturity date of the Note;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein and in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Candice Carpenter and iVillage hereby agree as follows:

         The following, when fully-executed, shall constitute an amendment to the Note:

         1. The first sentence in the first paragraph of the Note is hereby amended by deleting the term "170 Fifth Avenue, New York, New York 10010" and substituting in its place and stead the term "500-512 Seventh Avenue, New York, New York 10018".

         2. The first sentence in the third paragraph of the Note is hereby amended by deleting the term "June 5, 2001" and substituting in its place and stead the term "December 31, 2002".

         Except as herein modified and amended, the Note will remain in all respects in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date above.

                                 iVILLAGE INC.

                                 By: /s/ Steven Elkes
                                     -----------------------------------------
                                     Name:    Steven Elkes
                                     Title: Executive Vice President--Operations
                                            and Business Affairs

                                 CANDICE CARPENTER

                                 /s/ Candice Carpenter
                                 ----------------------------------------------